Merger of Southside Bancshares, Inc. and OmniAmerican Bancorp, Inc. April 29, 2014

Forward Looking Statements • Certain statements of other than historical fact that are contained in this document and in other written material, press releases and oral statements issued by or on behalf of Southside Bancshares, Inc. or OmniAmerican Bancorp, Inc. may be considered to be "forward-looking statements" within the meaning of and subject to the protections of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing management's views as of any subsequent date. These statements may include words such as "expect," "estimate," "project," "anticipate," "appear," "believe," "could," "should," "may," "likely," "intend," "probability," "risk," "target," "objective," "plans," "potential," and similar expressions. Forward-looking statements are statements with respect to Southside Bancshares, Inc.’s or OmniAmerican Bancorp, Inc.’s beliefs, plans, expectations, objectives, goals, anticipations, assumptions, estimates, intentions and future performance and are subject to significant known and unknown risks and uncertainties, which could cause Southside Bancshares, Inc.’s or OmniAmerican Bancorp, Inc.’s actual results, respectively, to differ materially from the results discussed in the forward-looking statements. For example, statements about the proposed merger involving Southside and OmniAmerican, including future financial and operating results, Southside’s and OmniAmerican’s plans, objectives, expectations and intentions, the expected timing of completion of the merger and other statements are not historical facts. Among the key factors that could cause actual results to differ materially from those indicated by such forward-looking statements are the following: (i) the ability to obtain the requisite Southside and OmniAmerican shareholder approval; (ii) the risk that a regulatory approval that may be required for the proposed merger is not obtained or is obtained subject to conditions that are not anticipated; (iii) the risk that a condition to the closing of the merger may not be satisfied; (iv) the timing to consummate the proposed merger; (v) the risk that the businesses will not be integrated successfully; (vi) the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; (vii) disruption from the transaction making it more difficult to maintain relationships with customers, employees or vendors; (viii) the diversion of management time on merger-related issues; and (ix) liquidity risk affecting Southside’s and OmniAmerican’s abilities to meet its obligations when they come due. • Additional information concerning Southside Bancshares, Inc. and OmniAmerican Bancorp, Inc. and their respective businesses, including additional factors that could materially affect their respective financial results, is included in each of Southside Bancshares, Inc.’s and OmniAmerican Bancorp, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2013 under "Business " and Item 1A. "Risk Factors," and in Southside Bancshares, Inc.’s and OmniAmerican Bancorp, Inc.’s other filings with the Securities and Exchange Commission. Each of Southside Bancshares, Inc. and OmniAmerican Bancorp, Inc. disclaims any obligation to update any factors or to announce publicly the result of revisions to any of the forward-looking statements included herein to reflect future events or developments. 2

Strategic Rationale • Solidifies presence in Fort Worth (Tarrant County), one of the five largest cities in Texas • Fort Worth has the second-highest population growth among major cities in the U.S., behind Austin • Combined company will have nearly $5.0 billion in assets • Creates the 9th largest independent bank in Texas and the 2nd largest independent bank in Tarrant County (by deposits) • Significantly enhances metropolitan growth dynamics • Adds 14 branches in the attractive Fort Worth market, creating a platform for further expansion • Southside’s middle market commercial focus and experience will accelerate the transition of OmniAmerican’s retail-focused loan portfolio • Pro forma market capitalization over $700 million 3

SOUTHSIDE BANK
Member FDIC

Transaction Terms

Consideration (1)	• Approximately 50% cash / 50% stock • 0.4459 Southside shares and $13.125 in cash for each share of OmniAmerican
Implied Value Per Share (1)	• $26.71
Aggregate Transaction Value (1) (2)	• $306.5 million
Termination Fee	• $10 million termination fee payable to Southside under certain circumstances
Board Seats	• Two board seats added to Southside's board of directors
Ownership	• OmniAmerican pro forma ownership will be approximately 21%
Required Approvals	• Customary regulatory; Southside and OmniAmerican shareholder
Expected Closing	• 4th quarter of 2014 • Systems conversion March 2015
Due Diligence	• Completed

(1) Based on Southside's closing price of $30.46 on April 28, 2014.
(2) Includes stock options, restricted stock and shares of OmniAmerican stock owned by the ESOP (less the shares of OmniAmerican common stock that will be retired to pay back the ESOP loan).

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Transaction Multiples (1) Based on Southside’s closing price of $30.46 on April 28, 2014. (2) Based on Wall Street consensus mean. Implied Price Per Share: $26.71 Price / Tangible Book Value: 1.48x Price / 2014 Estimated EPS (2): 32.6x Core Deposit Premium: 14.6% (1) 5

Financial Impact 6 Earnings Per Share Tangible Book Value Per Share Capital Internal Rate of Return • Double-digit EPS accretion with fully phased-in cost savings • Modest tangible book value per share dilution earned back in 3-4 years • Pro forma regulatory capital ratios are significantly over “well-capitalized” levels at closing • Internal rate of return in the high teens Book Value Per Share • Significant book value per share accretion Synergies • Cost savings of approximately 30-35%, fully phased-in • OmniAmerican had an efficiency ratio of 78.9% in 2013

SOUTHSIDE BANK
Member FDIC

OmniAmerican Leadership

- Southside values the existing OmniAmerican leadership team and has extended numerous individual employment agreements to members of the production staff
- Among them, the leadership team listed below will join Southside in the following roles:

Name	Current Role at OmniAmerican	Future Role at Southside
Tim Carter	President & Chief Executive Officer	President, North Texas Region
Deborah Wilkinson	Senior EVP & Chief Financial Officer	EVP, Finance
T.L. Arnold	Senior EVP & Chief Credit and Risk Officer	EVP & Senior Credit Officer North Texas Region
Anne Holland	Senior EVP & Chief Lending Officer	EVP & Senior Lending Officer North Texas Region

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Balance Sheet ($000s) Total Assets $3,445,663 $1,391,313 Total Net Loans 1,332,547 826,390 Total Deposits 2,527,808 813,574 Total Shareholders' Equity 259,518 207,142 Market Capitalization ($mm) (1) 573.1 264.9 2013 Performance Net Income ($000s) $41,190 $6,427 Return on Average Assets (%) 1.22% 0.48 % Return on Average Equity (%) 16.5 3.1 Efficiency Ratio (%) 55.7 78.9 Asset Quality and Capital NPAs + 90 / Assets (%) (2) 0.39% 0.95 % Texas Ratio (%) (3) 5.31 6.20 TCE Ratio (%) 6.93 14.89 Total Risk-based Capital Ratio (%) 21.71 23.41 Franchise Highlights 8 Southside OmniAmerican Financial Snapshot (12/31/13) Texas Combined Footprint Source: SNL Financial. (1) Market capitalization is as of April 28, 2014. (2) NPAs include nonaccrual loans, loans 90+ days past due, accruing TDRs and OREO. (3) Texas Ratio = NPAs / Tangible Equity + Loan Loss Reserves.

Combined Footprint 9 • The Dallas / Fort Worth MSA is one of the largest in the U.S., and has one of the highest population and economic growth trajectories in the country • Our combined company will be positioned uniquely in our ability to compete throughout the middle-market Southside OmniAmerican

SOUTHSIDE BANK

Texas-Headquartered Banks

Deposit Market Share – Texas

Rank	Institution (ST)	# of Branches	Total Deposits ($mm)	Market Share (%)
1	Cullen/Frost Bankers Inc. (TX)	129	$20,363	3.64%
2	Prosperity Bancshares Inc. (TX)	265	13,982	2.50
3	Comerica Inc. (TX)	138	9,870	1.77
4	Texas Capital Bancshares Inc. (TX)	13	7,721	1.38
5	Hilltop Holdings Inc. (TX)	84	6,925	1.24
6	International Bancshares Corp. (TX)	171	6,767	1.21
7	First Financial Bankshares (TX)	64	3,966	0.71
8	View Point Financial Group Inc (TX)	52	3,725	0.67
9	Combined	54	3,336	0.60
9	Woodforest Financial Grp Inc. (TX)	208	3,022	0.54
10	Amarillo National Bancorp Inc. (TX)	17	2,924	0.52
11	Independent Bk Group Inc. (TX)	38	2,535	0.45
12	Southside Bancshares, Inc. (TX)	40	2,502	0.45
13	Broadway Bancshares Inc. (TX)	40	2,439	0.44
14	Industry Bancshares Inc. (TX)	19	2,088	0.37
15	CBFH Inc. (TX)	35	2,056	0.37
16	A.N.B. Holding Co. Ltd. (TX)	30	2,022	0.36
17	Happy Bancshares Inc. (TX)	33	1,818	0.33
18	South Plains Finl Inc. (TX)	23	1,768	0.32
19	Lone Star Natl Bcshs--TX Inc. (TX)	33	1,758	0.31
20	North American Bancshares Inc. (TX)	34	1,724	0.31
47	OmniAmerican Bancorp, Inc. (TX)	14	834	0.15
	Total For Institutions In Market	6,850	559,153	

Deposit Market Share – Tarrant County

TX Rank	Institution (ST)	# of Branches	Total Deposits ($mm)	Market Share (%)
1	Cullen/Frost Bankers Inc. (TX)	22	$3,473	11.68%
2	Combined	13	830	2.79
2	First Texas BHC Inc. (TX)	13	793	2.66
3	Colonial Holding Company (TX)	6	652	2.19
4	OmniAmerican Bancorp, Inc. (TX)	9	645	2.17
5	Comerica Inc. (TX)	9	630	2.12
6	First Command Finl Svcs Inc (TX)	1	575	1.93
7	Hilltop Holdings Inc. (TX)	4	341	1.14
8	Myers Bancshares Inc. (TX)	7	336	1.13
9	BancAffiliated Inc. (TX)	2	285	0.96
10	Liberty Bancshares Inc. (TX)	7	278	0.94
11	View Point Financial Group Inc (TX)	7	244	0.82
12	Sovereign Bancshares Inc. (TX)	4	199	0.67
13	Texas Capital Bancshares Inc. (TX)	1	187	0.63
14	Southside Bancshares, Inc. (TX)	4	185	0.62
15	Trinity Bank N.A. (TX)	1	154	0.52
16	Worthington National Bank (TX)	4	151	0.51
17	Citadel Bancorp Inc. (TX)	1	138	0.46
18	A.N.B. Holding Co. Ltd. (TX)	4	134	0.45
19	Olney Bancshares of Texas Inc. (TX)	1	129	0.43
20	Prosperity Bancshares Inc. (TX)	5	121	0.41
	Total For Institutions In Market	450	29,747	

Source: SNL Financial. Deposit data is as of June 30, 2013.
Note: Only Texas-headquartered institutions are shown.

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Fort Worth: Growth vs. “Big Cities” 11 • Major employers headquartered in Fort Worth: - Acme Brick - Alcon Laboratories - Healthpoint - TTI, Inc. - Allied Electronics - American Airlines - Justin Brands - Williamson-Dickie Manufacturing - Bell Helicopter Textron - BNSF Railway Company - RadioShack - XTO Energy - D.R. Horton - Genco ATC - Pier 1 Imports Source: SNL Financial and www.fortworthchamber.com; includes cities with at least 750,000 in total population Projected Population Growth (2013-2018) 2.0% 2.7% 2.7% 2.8% 3.3% 3.4% 4.3% 4.4% 4.8% 5.3% 6.2% 6.2% 7.1% 7.3% 8.4% 9.0% 11.2% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0%

Fort Worth: Superior Demographics Expected Household Income Expansion (%) Recent Population Growth (%) Future Population Growth (%) 16.1% 21.7% 25.5% 10.0% 15.0% 20.0% 25.0% 30.0% US Texas Tarrant County 1.9% 4.1% 4.2% 1.0% 2.0% 3.0% 4.0% 5.0% US Texas Tarrant County 3.6% 7.6% 7.9% 2.0% 4.0% 6.0% 8.0% 10.0% US Texas Tarrant County Source: SNL Financial; Tarrant County used as a Fort Worth market proxy. Note: HHI and population growth projections are from 2013-2018. Recent population growth is for the period between 2010-2013. New Bell Helicopters Headquarters RadioShack American Airlines Alcon Labs 12

Loan Composition Source: Regulatory filings as of or for the period ended December 31, 2013. (1) Excludes potential purchase accounting adjustments. 13 Southside OmniAmerican Combined (1) Amount % of ($mm) Total Construction 125.2$ 9.3% 1-4 Family 390.5 28.9% Other Real Estate 262.5 19.4% Commercial 157.7 11.6% Municipal 245.6 18.2% Consumer & Other 169.8 12.6% Total 1,351.3$ Amount % of ($mm) Total Construction 59.6$ 7.2% 1-4 Family 279.8 33.8% Other Real Estate 106.6 12.9% Commercial 69.3 8.4% Municipal - 0.0% Consumer & Other 311.6 37.7% Total 827.0$ Amount % of ($mm) Total Construction 184.9$ 8.5% 1-4 Family 670.3 30.8% Other Real Estate 369.1 16.9% Commercial 227.0 10.4% Municipal 245.6 11.3% Consumer & Other 481.4 22.1% Total 2,178.2$ Loans / Deposits: 53.5% MRQ Yield on Loans: 5.73% Loans / Deposits: 102.2% MRQ Yield on Loans: 4.58% Loans / Deposits: 65.3% MRQ Yield on Loans: 5.28% Construction 9.3% 1-4 Family 28.9% Other Real Estate 19.4% Commercial 11.6% Municipal 18.2% Consumer & Other 12.6% Construction 7.2% 1-4 Family 33.8% Other Real Estate 12.9% Commercial 8.4% Consumer & Other 37.7% Construction 8.5% 1-4 Family 30.8% Other Real Estate 16.9% Commercial 10.4% Municipal 11.3% Consumer & Other 22.1%

Deposit Composition Source: Regulatory filings as of or for the period ended December 31, 2013. (1) Excludes potential purchase accounting adjustments. 14 Southside OmniAmerican Combined (1) MRQ Cost of Deposits: 0.34% MRQ Cost of Funds: 0.53% MRQ Cost of Deposits: 0.51% MRQ Cost of Funds: 0.59% MRQ Cost of Deposits: 0.38% MRQ Cost of Funds: 0.55% Amount % of ($mm) Total NIB Demand 529.9$ 21.0% IB Demand 452.3 17.9% Savings & Money Market 886.5 35.1% Time <$100,000 182.6 7.2% Time >$100,000 476.6 18.9% Total 2,527.8$ Amount % of ($mm) Total NIB Demand 58.1$ 7.1% IB Demand 146.8 18.0% Savings & Money Market 338.9 41.7% Time <$100,000 137.6 16.9% Time >$100,000 132.2 16.2% Total 813.6$ Amount % of ($mm) Total NIB Demand 588.0$ 17.6% IB Demand 599.1 17.9% Savings & Money Market 1,225.4 36.7% Time <$100,000 320.2 9.6% Time >$100,000 608.7 18.2% Total 3,341.4$ NIB Demand 21.0% IB Demand 17.9% Savings & Money Market 35.1% Time <$100,000 7.2% Time >$100,000 18.9% NIB Demand 7.1% IB Demand 18.0% Savings & Money Market 41.7% Time <$100,000 16.9% Time >$100,000 16.2% NIB Demand 17.6% IB Demand 17.9% Savings & Money Market 36.7% Time <$100,000 9.6% Time >$100,000 18.2%

SOUTHSIDE BANK
Member FDIC

OmniAmerican Financial Highlights

Dollars in Thousands	Year ended, 12/31/2010	12/31/2011	12/31/2012	12/31/2013
Balance Sheet				
Total Assets	1,108,419	1,336,714	1,257,349	1,391,313
Net Loans (Including HFS)	661,286	685,909	744,100	826,390
Securities	320,866	543,406	396,776	450,557
Deposits	801,158	807,634	816,302	813,574
Borrowings	99,000	320,000	226,000	364,000
Total Equity	198,627	199,024	205,578	207,142
Balance Sheet Ratios				
Loans / Deposits (%)	83.5	85.6	90.9	102.2
TCE / TA (%)	17.9	14.9	16.4	14.9
Tier 1 Capital Ratio (%)	26.9	23.9	24.6	22.7
Total Capital Ratio (%)	27.9	24.9	25.5	23.4
Income Statement				
Net Interest Income	38,944	40,714	39,184	40,627
Provision Expense	6,700	3,230	1,950	2,250
Noninterest Income	13,699	13,150	15,785	16,359
Noninterest Expense	44,001	44,823	44,443	44,983
Pre-tax Income	1,942	5,811	8,576	9,753
Net Income Available to Common Shareholders	1,657	3,967	5,698	6,427
Profitability Ratios				
ROAA (%)	0.15	0.31	0.43	0.48
ROAE (%)	0.86	1.98	2.81	3.12
Net Interest Margin (%)	3.77	3.45	3.21	3.30
Efficiency Ratio (%)	83.6	83.2	80.9	78.9
Per Share Information				
Tangible Book Value per Share ($)	16.69	17.59	17.96	18.09
Diluted Earnings Per Share ($)	0.15	0.37	0.55	0.61

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Appendix Southside Bancshares

Balance Sheet ($000s) Total Assets $3,445,663 Total Net Loans 1,332,547 Total Deposits 2,527,808 Total Shareholders' Equity 259,518 Market Capitalization ($mm) (1) 573.1 2013 Performance Net Income ($000s) $41,190 Return on Average Assets (%) 1.22 % Return on Avg. S.H. Equity (%) 16.5 Efficiency Ratio (%) 55.7 Asset Quality and Capital NPAs + 90 / Assets (%) (2) 0.39 % Texas Ratio (%) (3) 5.31 TCE Ratio (%) 6.93 Total Risk-based Capital Ratio (%) 21.71 Southside: A Brief Overview • Headquartered in Tyler, TX • Founded in 1960 • Paid a cash dividend every year since 1970 - (5-year CAGR of 22.5%) - 5% stock dividend every year since 1993 • 47% market share in Tyler, TX • Community-focused middle market institution • 1.7 million shares owned by insiders (9.0%) Overview Financial Snapshot (12/31/13) 17 Source: SNL Financial. (1) Market capitalization is as of April 28, 2014. (2) NPAs include nonaccrual loans, loans 90+ days past due, accruing TDRs and OREO. (3) Texas Ratio = NPAs / Tangible Equity + Loan Loss Reserves.

Southside Key Roles 18 Name Position Background Years with Southside B.G. Hartley Chairman of the Board - CEO of Southside from 1960 to 2012 - Former ABA Director and past president of Texas Taxpayers and Research Associates 53 Sam Dawson President & Chief Executive Officer - President and Secretary from 1998 to 2012 - East Texas Medical Center and Tyler Junior College Foundation Director 39 Lee Gibson Senior EVP & Chief Financial Officer - Past Chairman, FHLB of Dallas - Director of East Texas Boy Scout Foundation and Tyler Junior College Foundation 29

Historical Performance 19 Return on Average Shareholders’ Equity Efficiency Ratio NPAs (1) / Loans + OREO Loans / Deposits 13.5% 14.0% 21.4% 23.7% 18.0% 16.2% 12.8% 16.5% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2006 2007 2008 2009 2010 2011 2012 2013 66.3% 64.9% 54.9% 55.6% 58.4% 55.2% 60.6% 55.7% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 2006 2007 2008 2009 2010 2011 2012 2013 0.11% 0.18% 0.58% 0.78% 0.59% 0.40% 0.45% 0.39% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 2006 2007 2008 2009 2010 2011 2012 2013 (1) NPAs include nonaccrual loans, loans 90+ days past due, accruing TDRs and OREO. 59.2% 62.8% 65.7% 55.3% 50.5% 46.8% 53.7% 53.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 2006 2007 2008 2009 2010 2011 2012 2013

Dividends 20 • Southside has paid a cash dividend every year since 1970 • In addition, we have paid an annual 5% stock dividend since 1993 $0.11 $0.13 $0.19 $0.21 $0.26 $0.31 $0.33 $0.37 $0.47 $0.61 $0.73 $0.81 $1.05 $0.90 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Regular Dividend Per Share Special Dividend Per Share

Additional Information • This document does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between Southside and OmniAmerican, Southside will file with the SEC a Registration Statement on Form S-4, which will include a joint proxy statement of Southside and OmniAmerican and will constitute a prospectus of Southside. After the registration statement is declared effective by the SEC, Southside and OmniAmerican will deliver a definitive joint proxy statement/prospectus to their respective shareholders. SOUTHSIDE AND OMNIAMERICAN URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN IT BECOMES AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders may obtain (when available) copies of all documents filed with the SEC regarding the merger, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from: (i) Southside’s website (www.southside.com) under the tab “Investor Relations,” and then under the tab “Documents”; (ii) Southside upon written request to Corporate Secretary, P.O. Box 8444, Tyler, Texas 75711; (iii) OmniAmerican’s website (www.omniamerican.com) under the tab “Investor Relations,” and then under the tab “SEC Filings”; or (iv) OmniAmerican upon written request to Keishi High at 1320 South University Drive, Suite 900, Fort Worth, Texas 76107. • Participants in the Solicitation • Southside, OmniAmerican and their respective directors and executive officers may be considered participants in the solicitation of proxies from Southside and OmniAmerican shareholders in connection with the proposed merger and related matters. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Southside and OmniAmerican shareholders in connection with the proposed merger and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the joint proxy statement/prospectus that will be filed with the SEC. You can find information about Southside’s directors and executive officers in Southside’s definitive proxy statement filed with the SEC on March 14, 2014 for its 2014 Annual Meeting of Shareholders, as amended. You can find information about OmniAmerican’s directors and executive officers in OmniAmerican’s definitive proxy statement filed with the SEC on April 16, 2014 for its 2014 Annual Meeting of Shareholders. Additional information about Southside’s directors and executive officers and OmniAmerican’s directors and executive officers will also be set forth in the above-referenced preliminary Registration Statement on Form S-4 to be filed with the SEC. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You can obtain, when available, free copies of these documents from Southside and OmniAmerican using the contact information above. 21